EXHIBIT 99.1

[GRAPHIC APPEARS HERE]

Brian	Norris
Vice	President of Investor Relations
MatrixOne,	Inc.
978-589-4040
brian.norris@matrixone.com

MatrixOne Issues Update on Financial Review

Westford, Mass., September 29, 2005 – MatrixOne, Inc. (NASDAQ: MONEE), a leading provider of collaborative product lifecycle management (PLM) solutions for the value chain™, today announced that it is requesting an additional extension from the NASDAQ Listing Qualifications Panel for returning to compliance with NASDAQ listing requirements. The Company will provide prompt public disclosure after the Panel issues its decision. There can be no assurance that the Panel will grant the Company any additional extension. The Company’s common stock will continue to trade on the NASDAQ National Market while the Panel considers the Company’s request. The Company will not complete and file its periodic reports with the Securities and Exchange Commission for the quarter ended April 2, 2005 and the fiscal year ended July 2, 2005 by September 30, 2005 as previously stated by the Company.

About MatrixOne

MatrixOne, Inc. (NASDAQ: MONEE), a leading global provider of collaborative product lifecycle management (PLM) software and services, enables companies to accelerate product innovation to achieve top line revenue growth and improve bottom line profitability. With world-class PLM solutions and a commitment to customer success, MatrixOne is focused on helping companies across the automotive, aerospace & defense, consumer, machinery, medical device, semiconductor and high-tech industries solve their most challenging new product development and introduction problems. More than 800 companies use MatrixOne’s solutions to drive business value and gain a competitive advantage, including industry leaders such as BAE Systems, Bosch, Comau, General Electric, Honda, Johnson Controls, Linde AG, NCR, Nokia, Philips, Porsche, Procter & Gamble, Sony Ericsson, STMicroelectronics and Toshiba. MatrixOne (www.matrixone.com) is headquartered in Westford, Massachusetts, with locations throughout North America, Europe and Asia-Pacific.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 – Forward-looking statements in this release do not constitute guarantees of future performance. Such forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated. Such statements relate, among other things, to the expected filing of periodic reports with the Securities and Exchange Commission. The risks and uncertainties that may affect forward-looking statements include, among others: the continued listing of our common stock on the NASDAQ Stock Market, the granting of our additional extension request to the NASDAQ Stock Market for continued listing of our common stock on the NASDAQ Stock Market, unforeseen issues encountered in the review of our revenue recognition practices, and the completion of our audit for the fiscal year ended July 2, 2005. For a more detailed discussion of the risks and uncertainties of our business, please refer to our periodic reports and registration statements filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended July 3, 2004, our Registration Statement on Form S-3 filed on September 29, 2004 as amended, and our Quarterly Report on Form 10-Q for the fiscal quarter ended January 1, 2005. However, the financial statements and other financial information therein may not be relied upon until the restatement process and related audit are completed. The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments may cause our views to change. We assume no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

MatrixOne and the MatrixOne logo are registered trademarks, and “a leading provider of collaborative product lifecycle management (PLM) solutions for the value chain” is a trademark of MatrixOne, Inc. All other trademarks and service marks are the property of their respective owners.

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